Land use rights	12 Months Ended
Dec. 31, 2016
Land use rights [Abstract]
Land use rights [Text Block]
(6)	Land use rights

(a)
In April 2015, the Land Reserve Center of local government of Baoding City, Hebei Province signed a land re-acquisition and compensation agreement with Fine Silicon Co., Ltd. (“Fine Silicon”), one of the subsidiaries of the Company, to acquire land use right related to the idle land of Fine Silicon. After the acquisition, the local government has completed first round of its auction process and sold part of the land for an aggregate auction price of RMB  1,875.6 million in September 2015. After deducting required contributions to be made to the local government from the gross proceeds of the auction of the land in the amount of RMB 258.5 million, the total net proceeds received and expected to be received from the auction were RMB  1,617.1 million. The local government has paid Fine Silicon RMB 1,370.8 million of the net proceeds in 2015.

In 2016, the Company further received RMB 103 million from local government. For the expected remaining outstanding receivables of RMB 143,016 (US$20,599), as further discussed with local government in terms of the method of calculation of the contributions, the Company believes the expected remaining amount will not be paid. As a result, a fully provision of RMB143,016 (US$20,599) was provided by the Company for the year ended December 31, 2016.

For the year ended December 31, 2015, total disposal gain of RMB 1,167,317 mainly the difference between the total net proceeds of RMB 1,617.1 million and the carry value of the land use right of RMB 186,111 and the building of RMB 263,624 attached to the land use right, was recognized in relation to the disposal of land use right and the building attaching to the land use right (Note (2)(j)). The disposal gain was included in “Disposal gain from long-lived assets and land use right in relation to a subsidiary” in the Consolidated Statements of Comprehensive Loss. No such disposal gain was recognized for the year ended December 31, 2016.

(b)
On December 15, 2015, pursuant to the share transfer agreement entered into between Hainan Yingli, one of the subsidiaries of the Company and other two third parties, Hainan Yingli transferred its 100% equity in Hainan Lvjian Investment Company (“Hainan Lvjian”) to these two third parties with consideration of RMB 735.0 million, Hainan Lvjian was one of the subsidiaries of Hainan Yingli. The consideration was determined based on the fair value of Hainan Lvjian and the major asset owned by Hainan Lvjian was a land use right as discussed in note (12). For the year ended December 31, 2015, total disposal gain of RMB 7,000 was recognized. The disposal gain was included in “Other income” in the Consolidated Statements of Comprehensive Loss.

Among the total consideration of RMB 735,000, RMB 265,000 was received in 2015 and the remaining consideration of RMB 470,000 was received in 2016.